UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 18, 2021
ZAGG INC
(Exact name of registrant as specified in its charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
910 West Legacy Center Way, Suite 500
Midvale, Utah 84047
(Address of principal executive offices, including zip code)
(801) 263-0699
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.001 par value	ZAGG	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.07 Submission of Matters to a Vote of Security Holders.
ZAGG Inc (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) on February 18, 2021. Proxies for the Special Meeting were solicited in accordance with the Securities Exchange Act of 1934, as amended. At the Special Meeting, the stockholders of the Company voted on the following proposals:
1.Adoption of the Agreement and Plan of Merger, dated December 10, 2020 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Zephyr Parent, Inc., a Delaware corporation, and Zephyr Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Zephyr Parent, Inc.:

For	Against	Abstentions	Broker Non-Votes
17,980,610	998,387	36,564	—
2.Approval of the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes received to adopt the Merger Agreement:

For	Against	Abstentions	Broker Non-Votes
17,757,336	1,200,390	57,835	—
3.Approval of, on a non-binding, advisory basis, certain compensation that will or may become payable to the Company’s named executive officers in connection with the transactions contemplated by the Merger Agreement:

For	Against	Abstentions	Broker Non-Votes
8,057,432	9,762,880	1,195,249	—
Item 8.01 Other Events
On February 18, 2021, the Company issued a press release announcing the stockholder approval of the Merger Agreement at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this report.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.
The following are filed as Exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Acquisition Press Release, dated February 18, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG INC

Dated: February 19, 2021	/s/ TAYLOR D. SMITH
Taylor D. Smith
Chief Financial Officer
(Principal financial and accounting officer)